                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 of 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2002

                             Bresler & Reiner, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                    O-6201                  52-0903424
            --------                    ------                  ----------
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

            401 M Street, S. W., Waterside Mall, Washington, DC 20024
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code  (202) 488-8800
                                                    --------------

Item 5.   Other Events.

     On January 31, 2002, Bresler & Reiner, Inc. announced the completion of the acquisition of Sarnia Corporation for approximately $20,000,000.00 in cash less certain liabilities of Sarnia. See press release attached as Exhibit 02.1.

Item  7.  Financial Statements and Exhibits.

(a)       Financial Statements

          None, but historical financial statements will be filed within sixty days of the due date of this report on Form 8-K.

(b)       Pro Forma Financial Information

          None, but pro forma financial statements will be filed within sixty days of the due date of this report on Form 8-K.

(c)       Exhibits

          02.1  Press Release dated January 31, 2002


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Bresler & Reiner, Inc.


                                          By: /s/ Charles S. Bresler
                                              ----------------------
                                              Chairman of the Board
                                              (Chief Executive Officer)

Date:  February 13, 2002
       -----------------

                                        1